EXHIBIT 7.1
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                             JOINT FILING AGREEMENT

      The undersigned acknowledge and agree that the foregoing Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Dated:  December 7, 2007


CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
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            By:  Capital Z Partners,
                 L.P., its General
                 Partner
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            By:  Capital Z Partners,
                 Ltd., its General
                 Partner
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            By:  /s/ Craig Fisher
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                 Name: Craig Fisher
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                 Title: General Counsel - Authorized Signatory
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CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
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            By:  Capital Z Partners,
                 L.P., its General
                 Partner
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            By:  Capital Z Partners,
                 Ltd., its General
                 Partner
---------------------------------------------------------------
            By:  /s/ Craig Fisher
---------------------------------------------------------------
                 Name: Craig Fisher
---------------------------------------------------------------
                 Title: General Counsel - Authorized Signatory
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CAPITAL Z PARTNERS, L.P.
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            By:  Capital Z Partners,
                 Ltd., its General
                 Partner
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            By:  /s/ Craig Fisher
---------------------------------------------------------------
                 Name: Craig Fisher
---------------------------------------------------------------
                 Title: General Counsel - Authorized Signatory
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CAPITAL Z PARTNERS, LTD.
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            By:  /s/ Craig Fisher
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                 Name: Craig Fisher
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                 Title: General Counsel - Authorized Signatory
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CAPITAL Z MANAGEMENT, LLC
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            By:  /s/ Craig Fisher
---------------------------------------------------------------
                 Name: Craig Fisher
---------------------------------------------------------------
                 Title: General Counsel - Authorized Signatory
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



UNION SQUARE PARTNERS, L.P.
By: UNION SQUARE PARTNERS GP, L.P., its General Partner
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            By:  /s/ Craig Fisher
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                 Name: Craig Fisher
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                 Title: General Counsel - Authorized Signatory
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UNION SQUARE PARTNERS GP, L.P.
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            By:  /s/ Craig Fisher
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                 Name: Craig Fisher
---------------------------------------------------------------
                 Title: General Counsel - Authorized Signatory
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UNION SQUARE PARTNERS GP, LTD.
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            By:  /s/ Craig Fisher
---------------------------------------------------------------
                 Name: Craig Fisher
---------------------------------------------------------------
                 Title: General Counsel - Authorized Signatory
---------------------------------------------------------------